UNITED STATESSECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05469

The Wexford Trust
(Exact name of registrant as specified in charter)

3000 Stonewood Drive, Suite 310
Wexford, PA 15090-8388
(Address of principal executive offices) (Zip code)

Ronald H. Muhlenkamp
Muhlenkamp & Company, Inc.
3000 Stonewood Drive, Suite 310
Wexford, PA 15090-8388
(Name and address of agent for service)

(724) 935-5520 or (800) 860-3863
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2003

Date of reporting period: December 31, 2003

Item 1. Report to Stockholders.

A N N U A L R E P O R T

December 31, 2003

Phone: (800) 860-3863
E-mail: fund@muhlenkamp.com Web Site: www.muhlenkamp.com

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call (800) 860-3863 for a current copy of the prospectus. Read it carefully before you invest.

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this Annual Report of your Fund.

The economy continues to expand.

In the past 12 months GDP (Gross Domestic Product) grew by 4% after growing by 3% in 2002. Capital spending and payroll employment, both of which lag the economy, have bottomed and are now trending up. The unemployment rate has declined from 6.4% to 5.7% in the past several months. So, in my opinion, the economy is firmly on a recovery track.

We are, of course, still hearing negatives. Some people seem to think that all economic data must exceed the old highs before they’ll admit that things are improving. That’s like saying that daily temperatures must match those of last July before concluding that winter is over. Such a stance makes no sense economically and often causes many investors to miss the largest part of a market upswing.

There are negatives, of course. There always are. The biggest negative is that our politicians continue to spend money like… politicians (thereby outspending teenagers and drunken sailors).

At our recent seminar, we received a number of questions about the federal budget deficit, inflation, and the trade deficit with China. These topics are also getting a major play in the media. It’s as if we learned nothing about these topics from the inflation of the 1970s, the budget deficits of the 1980s, or the trade deficit with Japan in the 1970s. (We have posted a number of these questions and our responses on our website at www.muhlenkamp.com. Written copies are available on request).

It appears that prices of most stocks and bonds have returned to near fair values after suffering from the triple whammy of recession, psychological hangover from the fad (or bubble) prices, and the psychological damage from the 18-month litany of ills from 9/11/01 through the Iraq War. We believe this triple whammy has now worked its way through the markets, although some lingering effects are bound to crop up from time to time.

Thus, the markets remain volatile. While not unscathed, we have come through this period in good shape. The challenge now is to differentiate among those companies that are best serving their customers in a fashion that provides net income and cash flow. We are spending our time and effort accordingly.

Ronald H. Muhlenkamp

President
February, 2004

Past performance does not guarantee future results. The principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Please refer to the Annual Report for further Fund performance.

Opinions expressed are those of Ronald H. Muhlenkamp and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

1

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

	Total Return %		Cumulative Return %

Period Ending	Muhlenkamp Fund	S&P 500	Muhlenkamp Fund	S&P 500

12/31/94	(7.2)	1.3	(7.2)	1.3
12/31/95	33.0	37.6	23.4	39.4
12/31/96	30.0	23.0	60.5	71.4
12/31/97	33.3	33.4	113.9	128.7
12/31/98	3.2	28.6	120.7	194.1
12/31/99	11.4	21.0	145.9	255.9
12/31/00	25.3	(9.1)	208.1	223.5
12/31/01	9.3	(11.8)	236.8	185.3
12/31/02	(19.9)	(22.1)	169.7	122.3
12/31/03	48.1	28.7	299.5	186.1

A Hypothetical $10,000 Investment in the Muhlenkamp Fund

The Standard & Poor’s 500 Stock Index (“S&P 500 Index”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. This chart assumes an initial gross investment of $10,000 made on 12/31/93. The line graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends.

Past performance does not guarantee future results. The principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

Average Annual Total Returns
as of December 31, 2003

	One	Three	Five	Ten	Since
Muhlenkamp Fund	Year	Year	Year	Year	Inception*

Return Before Taxes	48.07%	9.04%	12.60%	14.85%	14.45%
Return After Taxes on Distributions**	48.07%	9.04%	12.29%	14.52%	14.04%
Return After Taxes on Distributions
and Sale of Fund Shares**	31.25%	7.78%	10.90%	13.26%	13.08%

S&P 500 Index***	28.67%	-4.04%	-0.57%	11.05%	12.24%
Past performance does not guarantee future results. The principal value and investment returns will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investment returns can vary significantly between returns before taxes and returns after taxes.

The Muhlenkamp Fund is providing the returns in the above table to help our shareholders understand the magnitude of tax costs and the impact of taxes on the performance of the Fund.

*      Operations commenced on November 1, 1988.
**    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
***  The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

3

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)
STATEMENT OF ASSETS & LIABILITIES
December 31, 2003

ASSETS
INVESTMENTS, AT VALUE (Cost $835,626,438)	$1,158,465,507
CASH	572
RECEIVABLE FOR FUND SHARES SOLD	4,644,909
DIVIDENDS RECEIVABLE	788,245
OTHER ASSETS	31,192

Total assets	1,163,930,425

LIABILITIES
OPTIONS WRITTEN, AT VALUE	981,230
(Premiums received $672,651)
PAYABLE FOR SECURITIES PURCHASED	3,137,976
PAYABLE FOR FUND SHARES REDEEMED	1,515,269
PAYABLE TO ADVISER	954,899
ACCRUED EXPENSES AND OTHER LIABILITIES	306,067

Total liabilities	6,895,441

NET ASSETS	$1,157,034,984

NET ASSETS
PAID IN CAPITAL	$877,306,878
ACCUMULATED NET REALIZED LOSS
ON INVESTMENTS SOLD, AND OPTION
CONTRACTS EXPIRED OR CLOSED	(42,802,384)
NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	322,839,069
Written options	(308,579)

NET ASSETS	$1,157,034,984

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $.001 par value)	18,219,163
NET ASSET VALUE PER SHARE	$63.51

See notes to financial statements.

4

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)
STATEMENT OF OPERATIONS
Year Ended December 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld of $5,197)		$8,892,951
Interest		292,746

Total investment income		9,185,697

EXPENSES:
Investment advisory fees	$8,112,315
Shareholder servicing and accounting costs	570,897
Reports to shareholders	139,889
Federal & state registration fees	77,749
Custody fees	47,701
Administration fees	511,052
Trustees’ fees and expenses	32,450
Professional fees	56,930
Other	36,940

Total operating expenses before expense reductions	9,585,923
Expense reductions (see Note 8)	(50,439)

Total expenses		9,535,484

NET INVESTMENT LOSS		(349,787)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(18,589,075)
Written options	414,337

Net realized loss		(18,174,738)
Change in unrealized appreciation (depreciation) on:
Investments	342,946,722
Written options	497,252

Net unrealized gain		343,443,974

Net realized and unrealized gain on investments		325,269,236

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$324,919,449

See notes to financial statements.

5

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2003	December 31, 2002

OPERATIONS:
Net investment loss	$(349,787)	$(618,959)
Net realized loss on investments sold and
option contracts expired or closed	(18,174,738)	(20,181,900)
Change in unrealized appreciation (depreciation)
on investments and written options	343,443,974	(131,549,063)

Net increase (decrease) in net assets
resulting from operations	324,919,449	(152,349,922)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	539,651,057	520,882,464
Cost of shares redeemed	(307,223,006)	(309,261,499)

Net increase in net assets resulting
from capital share transactions	232,428,051	211,620,965

Total increase in net assets	557,347,500	59,271,043

NET ASSETS:
Beginning of year	599,687,484	540,416,441

End of year	$1,157,034,984	$599,687,484

See notes to financial statements.

6

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)
FINANCIAL HIGHLIGHTS

	Year Ended December 31,

	2003		2002		2001		2000		1999

NET ASSET VALUE, BEGINNING OF YEAR	$42.89		$53.55		$48.98		$41.11		$37.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02	)(2)	(0.06	)(1)	(0.11	)(1)	(0.08	)(1)	(0.11	)(2)
Net realized and unrealized
gains (losses) on investments	20.64		(10.60)		4.68		10.28		4.37

Total from investment operations	20.62		(10.66)		4.57		10.20		4.26
LESS DISTRIBUTIONS:
From net realized gains	—		—		—		(2.33)		(0.80)

Total distributions	—		—		—		(2.33)		(0.80)

NET ASSET VALUE, END OF YEAR	$63.51		$42.89		$53.55		$48.98		$41.11

TOTAL RETURN	48.07%		(19.92)%		9.33%		25.30%		11.40%
NET ASSETS, END OF YEAR (in thousands)	$1,157,035		$599,687		$540,416		$267,386		$178,599
RATIO OF OPERATING EXPENSES
TO AVERAGE NET ASSETS(3)	1.18%		1.17%		1.17%		1.28%		1.35%
RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS	(0.04)%		(0.10)%		(0.14)%		(0.20)%		(0.26)%
PORTFOLIO TURNOVER RATE	9.15%		11.17%		10.52%		32.04%		14.52%

(1)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)Net investment income per share represents net investment income for the respective period divided by the monthly average shares of beneficial interest outstanding throughout each year.
(3)    The operating expense ratio includes expense reductions for soft dollar credits and minimum account maintenance fees deposited into the Fund. The ratios excluding expense reductions for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, were 1.18%, 1.18%, 1.21%, 1.36% and 1.38%, respectively (See Note 8).

See notes to financial statements.

7

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS
December 31, 2003

Name of Issuer or Title of Issue	Shares	Value

COMMON STOCK — 94.5%
Automobiles & Components — 7.2%
Harley-Davidson, Inc.	200,000	$9,506,000
Lear Corporation	200,000	12,266,000
Monaco Coach Corporation*	172,500	4,105,500
National R.V. Holdings, Inc.*	183,750	1,828,313
Superior Industries International, Inc.	338,180	14,717,594
Thor Industries, Inc.	282,500	15,882,150
Winnebago Industries, Inc.	364,100	25,031,875

		83,337,432

Banks — 1.8%
Washington Mutual, Inc.	511,687	20,528,882

Capital Goods — 6.1%
General Cable Corporation*	126,000	1,026,900
Goodrich Corporation	500,000	14,845,000
Graco Inc.	137,805	5,525,980
JLG Industries, Inc.	118,100	1,798,663
The Lamson & Sessions Co.*	478,000	2,758,060
Rush Enterprises, Inc. – Class A*	282,005	2,760,829
Rush Enterprises, Inc. – Class B*	282,005	2,848,251
Terex Corporation*	126,500	3,602,720
Tyco International Ltd. f	1,335,600	35,393,400

		70,559,803

Commercial Services & Supplies — 3.3%
Cendant Corporation*	1,610,000	35,854,700
EnPro Industries, Inc.*	130,000	1,813,500

		37,668,200

Consumer Durables — 10.9%
American Woodmark Corporation	262,100	14,428,605
The Black & Decker Corporation	506,100	24,960,852
Masco Corporation	100,000	2,741,000
Mohawk Industries, Inc.*	440,663	31,084,368
Polaris Industries Inc.	259,600	22,995,368
Salton, Inc.*	84,200	1,098,810
Stanley Furniture Company, Inc.	310,900	9,793,350

See notes to financial statements.

8

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2003

Name of Issuer or Title of Issue	Shares	Value

Consumer Durables — 10.9% (Continued)
Whirlpool Corporation	267,700	$19,448,405

		126,550,758

Diversified Financials — 16.9%
Capital One Financial Corporation	590,000	36,161,100
Citigroup Inc.	770,000	37,375,800
Countrywide Credit Industries, Inc.	666,666	50,566,616
Fannie Mae	604,400	45,366,264
Gabelli Asset Management Inc. – Class A	121,600	4,839,680
Merrill Lynch & Co., Inc.	204,000	11,964,600
Metris Companies Inc.*#	250,000	1,110,000
Morgan Stanley	143,000	8,275,410

		195,659,470

Energy — 8.2%
Anadarko Petroleum Corporation	195,500	9,972,455
ConocoPhillips	100,000	6,557,000
Devon Energy Corporation	365,600	20,934,256
Dynamic Oil & Gas, Inc.*f	156,500	759,025
The Houston Exploration Company*	266,200	9,721,624
Nabors Industries, Ltd.*f	390,000	16,185,000
Patterson-UTI Energy, Inc.*	950,000	31,274,000

		95,403,360

Food & Drug Retailing — 0.4%
SUPERVALU INC.	160,000	4,574,400

Food Beverage & Tobacco — 2.7%
Altria Group, Inc.	575,280	31,306,738

Footwear — 0.1%
R. G. Barry Corporation*	322,200	1,414,458

Health Care Equipment & Services — 1.4%
D & K Healthcare Resources, Inc.	439,000	5,952,840
Cytyc Corporation*	100,000	1,376,000
Orthodontic Centers of America, Inc.*	718,600	5,784,730
Tenet Healthcare Corporation*	200,000	3,210,000

		16,323,570

See notes to financial statements.

9

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2003

Name of Issuer or Title of Issue	Shares	Value

Homebuilding — 17.7%
Beazer Homes USA, Inc.	226,300	$22,100,458
Cavco Industries, Inc.*	34,000	816,000
Centex Corporation	680,000	73,202,000
Meritage Corporation*	491,600	32,597,996
NVR, Inc.*	125,000	58,250,000
Pulte Homes, Inc.	160,115	14,989,966
Toll Brothers, Inc.*	59,800	2,377,648

		204,334,068

Insurance — 4.8%
Fidelity National Financial, Inc.	1,415,540	54,894,641
Travelers Property Casualty Corp. – Class A	19,873	333,469
Travelers Property Casualty Corp. – Class B	40,832	692,919

		55,921,029

Materials — 2.8%
Abitibi-Consolidated Inc. f	280,000	2,270,800
Cemex S.A. de C.V. ADR f	830,497	21,759,021
NovaGold Resources Inc.*f	184,700	919,806
Texas Industries, Inc.	201,900	7,470,300

		32,419,927

Media — 0.3%
The Reader’s Digest Association, Inc. – Class A	220,000	3,225,200

Pharmaceuticals & Biotechnology — 0.2%
Marshall Edwards Inc.*	50,000	588,500
Novogen Limited* ADR f	80,000	2,184,800

		2,773,300

Retailing — 0.1%
Wilsons – The Leather Experts Inc.*	49,387	172,361

Software & Services — 0.2%
eResearch Technology, Inc.*	75,000	1,906,500

Technology Hardware & Equipment — 4.0%
Atmel Corporation*	800,000	4,808,000
ATMI, Inc.*	343,900	7,957,846
Intel Corporation	16,000	515,200

See notes to financial statements.

10

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2003

Name of Issuer or Title of Issue	Shares	Value

Technology Hardware & Equipment — 4.0% (Continued)
International Business Machines Corporation	140,000	$ 12,975,200
MasTec, Inc.*#	613,700	9,088,897
Photon Dynamics, Inc.*	273,700	11,013,688

		46,358,831

Telecommunication Services — 0.2%
Superconductor Technologies Inc.*	446,620	2,492,140

Transportation — 1.6%
Arkansas Best Corporation	586,300	18,403,957

Utilities — 3.6%
Calpine Corporation*#	2,859,400	13,753,714
Dynegy Inc. – Class A*	520,000	2,225,600
El Paso Corporation	791,450	6,481,975
Exelon Corporation	100,000	6,636,000
PPL Corporation	300,000	13,125,000

		42,222,289

Total Common Stocks (Cost $770,980,104)		1,093,556,673

Name of Issuer or Title of Issue	Principal Amount	Value

SHORT-TERM INVESTMENT — 5.6%
Citigroup Global, 1.00%, 01/02/04	$64,585,000	64,583,834

Total Short-Term Investment (Cost $64,583,834)		64,583,834

Name of Issuer or Title of Issue	Shares	Value

WARRANTS — 0.0%
Marshall Edwards Inc.
Expiration December 2006, Exercise Price $9.00	50,000	325,000

Total Warrants (Cost $62,500)		325,000

TOTAL INVESTMENTS — 100.1%		1,158,465,507
(Cost $835,626,438)

See notes to financial statements.

11

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

SCHEDULE OF INVESTMENTS (Continued)
December 31, 2003

Name of Issuer or Title of Issue	Contracts (100 Shares Per Contract)	Value

WRITTEN CALL OPTIONS — 0.0%
MasTec, Inc.
Expiration January 2004, Exercise Price $12.50	20	$(5,400)
Metris Companies Inc.
Expiration January 2004, Exercise Price $5.00	800	(4,000)
Expiration April 2004, Exercise Price $5.00	900	(36,000)
WRITTEN PUT OPTIONS — (0.1)%
Calpine Corporation
Expiration January 2004, Exercise Price $20.00	527	(785,230)
MasTec, Inc.
Expiration January 2004, Exercise Price $12.50	20	(600)
Metris Companies Inc.
Expiration January 2004, Exercise Price $5.00	800	(60,000)
Expiration April 2004, Exercise Price $5.00	900	(90,000)

Total Options Written (Premiums received $672,651)		(981,230)

LIABILITIES IN EXCESS OF OTHER ASSETS — 0.0%		(449,293)

TOTAL NET ASSETS — 100.0%		$1,157,034,984

*    Non income producing security.
#    All or a portion of the shares have been committed as cover for written option contracts.
f     Foreign company.
ADR  American Depository Receipt

See notes to financial statements.

12

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS
Year Ended December 31, 2003

1.ORGANIZATION

The Wexford Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the “Fund”) is a portfolio of the Trust and is currently the only fund in the Trust.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

  Investment Valuations — Stocks, bonds, options and warrants are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value as determined by procedures established by the Board of Trustees.
  Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.
  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is recorded. In addition, the Fund plans to make sufficient distributions of its income and realized gains, if any, to avoid the payment of any federal excise taxes. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

13

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2003

d.  Dividends and Distributions to Shareholders of Beneficial Interest — Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.
e.  Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.
f.  Options Transactions — The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

14

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2003

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS
Muhlenkamp & Co., Inc. (the “Adviser”), an officer/stockholder of which is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. U.S. Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

4.LINE OF CREDIT
The Fund has established a line of credit agreement (“LOC”) with a national banking association, which expires April 30, 2004, to be used for temporary or emergency purposes, primarily for financing redemption payments. Borrowings of the Fund are subject to a $25 million cap on the total LOC. At December 31, 2003, there were no borrowings by the Muhlenkamp Fund outstanding under the LOC. For the year ended December 31, 2003, the Fund incurred $17,868 of interest expense which is included in other expenses on the Statement of Operations.

5.CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Year Ended	Year Ended
	December 31, 2003	December 31, 2002

Shares outstanding, beginning of year	13,982,197	10,091,742
Shares sold	10,224,387	10,426,090
Shares redeemed	(5,987,421)	(6,535,635)

Shares outstanding, end of year	18,219,163	13,982,197

6.    OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Muhlenkamp Fund during the year ended December 31, 2003, were as follows:

	Number of Contracts	Premiums Received

Options outstanding, beginning of year	5,123	$1,332,659
Options written	5,440	836,897
Options exercised	(4,496)	(1,082,568)
Options expired	(2,100)	(414,337)

Options outstanding, end of year	3,967	$672,651

7.  INVESTMENT TRANSACTIONS AND TAX INFORMATION

Purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2003 were as follows:

Purchases		Sales

U.S. Government	Other	U.S. Government	Other
$0	$244,711,002	$0	$71,902,397

15

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

NOTES TO FINANCIAL STATEMENTS (Continued)
Year Ended December 31, 2003

The components of the net unrealized depreciation in the value of the investments held at December 31, 2003 for tax purposes are as follows:

Gross unrealized appreciation of investments	$391,696,588
Gross unrealized depreciation of investments	(71,570,321)

Net unrealized appreciation of investments	$320,126,267

At December 31, 2003, the cost of investments for federal income tax purposes was $838,339,240. The primary difference between the cost of investments for book purposes and tax purposes is due to deferred wash sale losses.

At December 31, 2003, the Fund had accumulated net realized capital loss carryovers of $39,949,699 that will expire between December 31, 2009 and December 31, 2011. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

8.     EXPENSE REDUCTIONS

Beginning in 2000, expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must have net investments (purchases less redemptions) totaling $1,500 or more, an account value greater than $1,500, or be enrolled in the Automatic Investment Plan. Accounts that do not meet one of these three criteria will be charged a $15 fee. These fees are used to lower the Fund’s expense ratio. For the year ended December 31, 2003, the Fund’s expenses were reduced $50,439 by utilizing minimum account maintenance fees, resulting in a decrease in the expense ratio being charged to shareholders.

16

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Muhlenkamp Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments and of options written, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Muhlenkamp Fund (constituting the Wexford Trust hereafter referred to as the “Fund”) at December 31, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 16, 2004

17

MUHLENKAMP FUND (A Portfolio of the Wexford Trust)

TRUSTEES AND OFFICERS

Number of
				Portfolios	Other
	Position(s)	Term of Office	Principal	in Complex	Directorships
Name, Address,	Held	and Length of	Occupation(s)	Overseen	Held
and Age	with Fund	Time Served	During Past 5 Years	by Trustee	by Trustee

Independent Trustees:

Alfred E. Kraft 202 Fan Hollow Road Uniontown, PA 15401 Age: 66	Trustee	Indefinite Term; Served as Trustee from 1998 to present	An independent management consultant from 1986 to present.	1	None

Terrence McElligott 4103 Penn Avenue Pittsburgh, PA 15224 Age: 56	Trustee	Indefinite Term; Served as Trustee from 1998 to present	President of West Penn Brush & Supply, Inc., as a wholesale industrial brush sales company, from 1979 to present.	1	None

Interested Trustees and Officers:

Ronald H. Muhlenkamp Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090	President, Trustee	Indefinite Term; Served as President and Trustee from 1987 to present	President and Director of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1987 to present.	1	None

James S. Head Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 58	Vice President, Treasurer	Indefinite Term; Served as Vice President and Treasurer from 1999 to present	Executive Vice President of Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1999 to present; Branch Manager, Parker/Hunter Inc., a securities brokerage firm from 1995 to 1999.	N/A	None

John H. Kunkle, III Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 41	Vice President	Indefinite Term; Served as Vice President from 1999 to present	Portfolio analyst with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1992 to present.	N/A	None

Jean Leister Muhlenkamp & Company, Inc. 3000 Stonewood Drive, Suite 310 Wexford, PA 15090 Age: 56	Secretary	Indefinite Term; Served as Secretary from 1992 to present	Executive Assistant with Muhlenkamp & Company, Inc., investment adviser to the Fund, from 1987 to present.	N/A	None

Additional information about the Fund’s trustees is available in the Statement of Additional Information and is available, without charge, upon request, by calling (800) 860-3863.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
3000 Stonewood Drive, Suite 310
Wexford, PA 15090

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

DISTRIBUTOR
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

AUDITORS
PricewaterhouseCoopers LLP
100 E. Wisconsin Avenue
Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were N/A. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2003	FYE 12/31/2002

Audit Fees	17,850	17,000
Audit-Related Fees	0	0
Tax Fees	5,500	5,250
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2003	FYE 12/31/2002

Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable for periods ending before January 1, 2004.

Item 10. Controls and Procedures.

  The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.
  There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

  (1) Any code of ethics or amendment thereto. Filed herewith.
  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
  (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Wexford Trust

By (Signature and Title) /s/ Ronald H. Muhlenkamp
                    Ronald H. Muhlenkamp, President

Date March 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) The Wexford Trust

By (Signature and Title) /s/ James S. Head
                    James S. Head, Treasurer

Date March 8, 2004